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                                                                EXHIBIT 10.49

                 [BANKAMERICA BUSINESS CREDIT, INC. LETTERHEAD]

June 4, 1996

Compression Labs, Inc.
2860 Junction Avenue
San Jose, Calif. 95134


Gentlemen:

        Compression Labs, Inc. ("CLI") has advised BankAmerica Business Credit, Inc. ("BABC") that it intends to repay in full a loan evidenced, in part, by a certain Loan and Security Agreement, dated August 21, 1995 (the Loan and Security Agreement as amended, modified and supplemented prior to the date hereof being hereinafter referred to as "Loan Agreement") between BABC, as lender, and CLI, as borrower. BABC has arranged to be issued, on CLI's behalf, a certain letter of credit under the terms of the Loan Agreement. The Letter of Credit, number 228363, has been issued by Bank of America, N.T. & S.A. (the "Bank") in the face amount of $100,000. In the event the Letter of Credit was drawn on during the term of the Loan Agreement, BABC would have the right to charge any amounts paid thereunder to CLI's loan account.

        CLI has advised BABC that on or about June 5, 1996 ("Loan Payoff Date"), it wishes to repay the loan outstanding under the Loan Agreement and has requested that BABC terminate its rights under the Loan Agreement, notwithstanding the fact that the Letter of Credit is still outstanding. BABC is willing to terminate the Loan Agreement and release its security interest in CLI's assets upon the condition that CLI deposit adequate funds with BABC such that if charges and fees are owing to the Bank or BABC by CLI or if the Letter of Credit is drawn upon and BABC is obligated to advance any funds in connection therewith or if charges and commissions are owing to the Bank or to BABC in connection with the Letter of Credit, BABC will be in possession of sufficient funds against which BABC may charge such fees, charges, advances, and commissions.

        Accordingly, please acknowledge and confirm (by signing and dating the enclosed copy of this letter where indicated below and returning it to me by facsimile transmission and first class mail) CLI's agreement with the following:

        1. Deposit of Funds. In addition to paying the amount of the outstanding Loans (as defined in the Loan Agreement) on the Loan Payoff Date, CLI shall deposit with BABC the sum ("Satisfaction of Letters of Credit Deposit") of $100,500 (which is equal to the anticipated draws and charges due on the Letter of Credit. The Satisfaction of Letters of Credit Deposit shall not be deemed held in escrow and may be commingled with BABC's other funds.
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Compression Labs, Inc.
June 4, 1996
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        2.   Commissions.  CLI shall pay to BABC any and all fees owing to BABC otherwise payable under the Loan Documents in connection with the Letter of Credit while the Letter of Credit is outstanding. In particular, CLI shall pay to BABC commissions and fees equal to one and one-half percent (1.50%) per annum based on the unpaid amount of the Letter of Credit which commissions and fees shall be paid in monthly installments on the last day of each month. CLI shall, on BABC's demand, immediately reimburse BABC for all Bank charges and other disbursements incurred by BABC in connection with the Letter of Credit. All commissions and fees owing to BABC and such other charges may be charged to the Satisfaction of Letters of Credit Deposit at the time such charges, commissions, and disbursements are due or paid by BABC, as applicable.

        3. Indemnity and Defense. CLI shall reimburse, indemnify, and defend BABC against any and all claims, losses, liabilities, actions, proceedings, penalties, judgments, causes of action, and expenses (including all attorneys fees, court costs, and the allocated costs of in-house counsel) which BABC may incur as a result of or arise out of any payments made under or draws on the Letter of Credit. These indemnities shall survive termination and/or payment of the Letter of Credit.

        4. Recoupment and Setoff. CLI shall reimburse BABC for all bank charges and other disbursements incurred by or for BABC in connection with the Letter of Credit. Service charges and commissions payable by CLI hereunder may be charged, without notice, to the Satisfaction of the Letter of Credit Deposit at the time the charge is due, the service is rendered, or the disbursement is made. All amounts payable by CLI to BABC hereunder, including, but not limited to, commissions, fees, and charges, shall be due and payable on demand. CLI agrees to be bound by BABC's regulations and interpretations concerning the Letter of Credit, although such interpretations may be different from CLI's own. CLI agrees that BABC shall not be liable for any error, negligence, or mistake whether of omission or commission, in following CLI's instructions or those contained in the Letter of Credit.

        5. Security Interest in Deposit. For purposes of securing CLI's obligations hereunder, CLI grants to BABC a security interest in and a lien on the Satisfaction of Letters of Credit Deposit.

        6. Termination of Letters of Credit. BABC intends to give the beneficiary under the Letter of Credit, namely, The International Tendering Company of China/National Instruments Import & Export Corporation, notice of its intention not to renew and to terminate the Letter of Credit at least thirty (30) days prior to the Letter of Credit's current expiration date.

        7. Release of Deposit. BABC shall promptly (but in no event earlier than five (5) business days after the following) release to CLI, in accordance with CLI's written instructions, the Satisfaction of Letters of Credit Deposit or the portion thereof remaining after payment of any charges thereto in accordance with paragraphs 2, 3, and 4 above upon the latter to occur of (a) expiration, cancellation, or withdrawal of the Letter of Credit without any drawing thereunder or (b) the date on which all Letter of Credit obligations are paid in full after any drawing thereunder.

        8. Merger of Prior Agreements. This constitutes the entire agreement between the parties pertaining to the subject matter hereof and supersedes all prior and contemporaneous agreements, representations, and understandings of the parties relating to the subject matter hereof.
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Compression Labs, Inc.
June 4, 1996
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        9.      Amendments Counterparts. No supplement, modification, or
amendment of terms of this letter shall be binding unless executed in writing by all the parties. This letter may be executed in counterparts, all of which shall constitute but one original.

       10. Waiver. No waiver of any of the provisions of this agreement shall be deemed, or shall constitute, a waiver of any other provision, whether or not similar, nor shall any waiver constitute a continuing waiver. No waiver shall be binding unless executed in writing by the party making the waiver.

        Thank you for your prompt attention to this matter.

                                        Very truly yours,

                                        /s/ Francesca M. Gastil
                                        Francesca M. Gastil
                                        Senior Account Executive


        CLI has read and understands the foregoing letter and agrees to be bound by its terms and conditions as of the date hereof.

Compression Labs, Inc.


By:
    ------------------------------

Name:
      ----------------------------

Title:
       ---------------------------


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                TERMINATION AGREEMENT AND MUTUAL GENERAL RELEASE


        This Termination Agreement and Mutual General Release ("Release") dated June 5, 1996, is entered into by and between Compression Labs, Incorporated, a Delaware corporation (the "Borrower"), and BankAmerica Business Credit Inc., a Delaware corporation (the "Lender").

        WHEREAS, the Lender has been advised by the Borrower that Greyrock Business Credit, a division of Nations Credit Commercial Corporation as Agent ("Greyrock"), will pay to the Lender sufficient funds with which to repay the total indebtedness of the Borrower to the Lender under and in connection with a certain Loan and Security Agreement, dated as of August 21, 1995 (the Loan and Security Agreement as amended, modified, and supplemented prior to the date hereof and all documents executed in connection therewith and evidencing the security therefore being hereinafter referred to as "Loan Agreements"), will be repaid, except for the Borrower's reimbursement obligation with regard to letters of credit issued by the Lender in connection with the Loan Agreements.

        NOW, THEREFORE, in consideration of the mutual covenants contained herein and for other good and valuable consideration, the parties agree as follows:

        1. Payment of Pay-Out Amount and Deposit. Upon payment to the Lender of (a) the amount specified in Schedule 1 attached hereto ("Pay-Out Amount") and (b) $100,500 (the "Satisfaction of the Letter of Credit Deposit"), all of the obligations and liabilities of the Borrower to the Lender evidenced by the Loan Agreements shall be terminated and satisfied in full, except for those obligations of the Borrower under the Loan Agreements which by the express terms thereof survive such termination. The Lender hereby confirms to the Borrower that payment to the Lender of the Pay-Out Amount and the Satisfaction of the Letter of Credit Deposit will not cause any prepayment penalty or other charge under any of the Loan Agreements except as specified in Schedule 1. The Borrower authorizes and directs Greyrock, the financial institution providing the Pay-Out Amount to the Borrower, to disburse to the Lender additional funds in an amount equal to the Satisfaction of the Letter of Credit Deposit.

        2. Lender's Representations and Agreements. In consideration of the payment in full of the Pay-Out Amount to the Lender and the Satisfaction of the Letter of Credit Deposit as set forth above, the Lender hereby (a) represents that the Lender has no other credit agreements with, loans outstanding to, guaranties by, or interests or liens against the Borrower's real or personal property, except as set forth in the Loan Agreements, and a letter agreement dated June 4, 1996 (the "Letter Agreement"), a copy of which is attached, relating to a certain letter of credit which was issued by the Lender at the request of the Borrower, and (b) agrees that upon payment to the Lender of the Pay-Out Amount and the Satisfaction of the Letter of Credit Deposit all security interests and liens which the Borrower may have granted to the Lender, other than the liens and security interests created under the Letter
Agreement, are released and terminated, (c) agrees that upon payment to the Lender of the Pay-Out Amount and the Satisfaction of the Letter of Credit Deposit all rights of the Lender under that certain Collection Account Agreement, dated August 21, 1995, among the Lender, the Borrower and Bank of America NT & SA ("The Bank") and that certain Lock Box Mail Collection Service Operating Agreement, dated as of August 21, 1995, among the Borrower, the Lender and The Bank shall be terminated, and (d) acknowledges and agrees that upon payment of the Pay-Out Amount and the Satisfaction of the Letter of Credit Deposit, the Borrower has no

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further liability or obligation under or in connection with the Loan
Agreements, except for those obligations of the Borrower under the Loan Agreements which by the express terms thereof survive such termination, and that payment to the Lender of the Pay-Out Amount and the Satisfaction of the Letter of Credit Deposit will satisfy in full all of the Borrower's obligations to the Lender, except for the Borrower's obligations under the Letter Agreement and those obligations of the Borrower under the Loan Agreements which by the express terms of the Loan Agreements survive termination thereof.

        3. Delivery of Lien Releases. Upon delivery to the Lender of the Pay-Out Amount and the Satisfaction of the Letter of Credit Deposit, the Lender will deliver to the Borrower UCC termination statements and any other appropriate collateral releases (except for the Satisfaction of the Letter of Credit Deposit). The Lender further agrees that upon payment to the Lender of Pay-Out Amount and the Satisfaction of the Letter of Credit Deposit, the Lender will deliver to the Borrower such other releases, termination statements, and other agreements, in form and substance, reasonably satisfactory to the Borrower, as the Borrower may reasonably request in connection with the Lender's release of its security interests and liens described above.

        4. Release of All Claims. Upon payment to the Lender of the Pay-Out Amount and the Satisfaction of the Letter of Credit Deposit, the parties hereby mutually release and forever discharge one another, and their respective successors, representatives, assigns, officers, directors, agents, employees, and attorneys, and each of them, of and from any and all claims, demands, debts, liabilities, actions, and causes of action of every kind and character based upon or arising out of the Loan Agreements (except as hereinafter specifically set forth and those existing under the Letter Agreement). The parties hereby specifically waive as against one another any rights they, or any of them, may have under Section 1542 of the California Civil Code, which provides:

               "A general release does not extend to claims which the creditor does not know or suspect to exist in his favor at the time of executing the release, which if known by him must have materially affected his settlement with the debtor."

        5. No Assignment of Claims: Advice of Counsel. The parties hereby warrant and represent that they have not assigned or in any other way conveyed, transferred, or encumbered all or any portion of the claims or rights covered by this Release. The parties, and each of them, execute this Release voluntarily, after consultation with counsel, and with full knowledge of its significance.

        6. Indemnity for Dishonored Items. The Release is conditioned upon payment to the Lender of the Pay-Out Amount and the Satisfaction of the Letter of Credit Deposit. The Pay-Out Amount is calculated on the premise that all checks and other instruments delivered by the Borrower to the Lender have been or will be honored and paid in full. The Borrower agrees to repay the Lender, on demand, the amount of any such check or other instrument that may be returned for nonpayment.

        7. Indemnity for Payroll Payments. The Borrower further agrees to indemnify the Lender against any and all claims, debts, liabilities, obligations, actions, proceedings, penalties, judgments, causes of action, costs, and expenses (including, without limitation attorneys' fees, court costs, and the allocated costs of in-house counsel) of every kind, which the Lender may sustain or incur as a result of the Borrower's failure to pay any payroll or other taxes of the Borrower or as a result of any other acts, omission, or occurrence relating to the Borrower.


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     8. Sole Agreement: Amendments.  This Release, the Loan Agreements, the
Letter Agreement, and the other written documents and instruments between the parties set forth in full all of the representations and agreements of the parties, and this Release may not be modified or amended, nor may any rights hereunder be waived, except in a writing signed by the parties hereto.

                                          "BORROWER"

                                          Compression Labs, Inc.
                                          a Delaware corporation

                                          By:
                                              ---------------------------------

                                          Name:
                                              ----------------------------------

                                          Title:
                                                 -------------------------------

                                          "LENDER"

                                          BankAmerica Business Credit, Inc.,
                                          a Delaware corporation

                                          By:    /s/  Francesca M. Gastil

                                              ----------------------------------

                                          Name:       Francesca M. Gastil

                                                --------------------------------

                                          Title:     Senior Account Executive

                                                 -------------------------------

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